UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 20, 2011
Date of report (Date of earliest event reported)

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-22606	64-0665423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification N.)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s telephone number, including area code

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

The information required by this item is contained in Item 4.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.02             Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 20, 2011, the Board of Directors of Britton & Koontz Capital Corporation (the “Company”) concluded, based upon the recommendation of management and the findings of a recent bank regulatory examination, that the Company’s previously issued financial statements for the three and six months ended June 30, 2011, as reported in the Company’s Quarterly Report on Form 10-Q, can no longer be relied upon.  This determination was made in connection with an examination by the Office of the Comptroller of the Currency (the “OCC”) of Britton & Koontz Bank, N.A., the Company’s wholly-owned subsidiary (the “Bank”).  The Company’s prior earnings and press release and similar communications should no longer be relied upon to the extent they are related to these financial statements.

As a result of this determination, the Company intends to amend its Form 10-Q for the three and six months ended June 30, 2011, no later than October 15, 2011.  Similarly, the Bank will amend its call report for the quarter ended June 30, 2011.

The Bank’s normal and periodic regulatory exam began on July 18, 2011, prior to the original filing on August 12, 2011, of the Company’s Form 10-Q for the quarter ended June 30, 2011.  Following the conclusion of the OCC’s on-site work, the examiners officially advised the Company on September 17, 2011 that, on account of poor problem loan identification by the Company’s loan officers and an inadequate methodology for calculating the allowance for loan and lease losses (“ALLL”), the ALLL was insufficient at June 30, 2011 and an additional provision of $262 thousand as of such date was required.  The OCC directed the Bank to amend its call report for the quarter ended June 30, 2011 to reflect this additional provision.  After discussing the adjustments with its outside independent accountants and the Company’s Board of Directors, management determined that the Company will reflect the additional loan provision as of June 30, 2011.

As of the date of this filing and based on the Company’s initial estimates, the Company anticipates the following changes to its previously reported financial results:

•
The Company’s net income after tax for the three months ended June 30, 2011, will decrease from $393 thousand, or $0.18 per diluted share, to $229 thousand, or $0.11 per diluted share.  The Company’s net income for the six months ended June 30, 2011, will decrease from $969 thousand, or $0.45 per diluted share, to $805 thousand, or $0.38 per diluted share.

•
The loan loss provision for the second quarter of 2011 will increase from $300 thousand to $562 thousand while the loan loss provision for the six months ended June 30, 2011, will increase from $1.1 million to $1.3 million.

•	The ALLL at June 30, 2011 will increase from $3.3 million to $3.6 million.

•	Shareholders’ equity at June 30, 2011 will decrease from $39.9 million to $39.8 million.

The Company notes that the financial information set forth above reflects management’s preliminary estimates as of the date of this filing, and analyses of whether any other potential adjustments may be necessary or appropriate are ongoing.

The Company has discussed the matters disclosed in this Item 4.02 with Hannis T. Bourgeois, LLP, the Company’s independent accountants.

Item 8.01                      Other Events.

In addition to the matters discussed in Item 4.02 above, the Company will make an additional provision to its ALLL in the 3rd quarter of 2011, which is currently estimated to be in the range of $1 million to $1.25 million in the aggregate.  The additional 3rd quarter provision is in response to further OCC’s findings which prompted the Company to transfer a commercial real estate loan in the amount of $4.2 million to non-accrual, impaired status and further adjustments in the historical and qualitative factors that are used in the ALLL methodology calculation.

Management is reevaluating the effectiveness of the Company’s disclosure controls and procedures in light of the examiner’s findings to determine whether there are any material weaknesses in the Company’s internal control over financing reporting which may have existed as of June 30, 2011.  Management intends to complete its evaluation as soon as possible, and any findings will be submitted to the Audit Committee for its consideration and reflected in its amended Form 10-Q.

Finally, in order to fortify the Company’s capital position, the Board of Directors has suspended the Company’s quarterly cash dividend for the foreseeable future.  Upon strengthening of the Company’s loan portfolio and a corresponding improvement of re-investment opportunities of cash flows from both the loan portfolio and its securities investment portfolio, the Board of Directors will promptly consider the resumption of dividends.

Forward Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties, which could cause the actual results to differ materially from the Company’s expectations.  Forward-looking statements have been and will be made in written documents and oral presentations of the Company.  Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management.  When used in the Company’s documents (including this Report) or oral presentations, the words “anticipate,” “estimate,” “expect,” “objective,” “projection,” “forecast,” “goal” and similar expressions are intended to identify forward-looking statements.  In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company’s actual results to differ materially from those contemplated in any forward-looking statements include, among others, increased competition, regulatory factors, economic conditions, changing market conditions, availability or cost of capital, employee workforce factors, costs and other effects of legal and administrative proceedings, and changes in federal, state or local legislative requirements.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions or other factors affecting such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                         BRITTON & KOONTZ CAPITAL CORPORATION

By:   /s/ W. Page Ogden
W. Page Ogden, President and
Chief Executive Officer